Mike Taylor CFO mtaylor@firstmid.com 217.258.3306 Joe Dively Chairman and CEO jdively@firstmid.com 217.258.9520 Since 1865 As of 9/08/16

Disclosures Forward-looking Statements This presentation may contain certain forward-looking statements, such as discussions of the Company’s pricing and fee trends, credit quality and outlook, liquidity, new business results, expansion plans, anticipated expenses and planned schedules. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward- looking statements contained in the Private Securities Litigation Reform Act of 1955. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. Actual results could differ materially from the results indicated by these statements because the realization of those results is subject to many risks and uncertainties, including those described in Item 1A – “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K and the Company’s other filings with the SEC. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, First Mid-Illinois Bancshares, Inc. and First Mid-Illinois Bank & Trust, N.A. have provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Corporate Profile 3 Current Company Snapshot • *Assets: $2.8 billion • *Deposits: $2.2 billion • *Loans: $1.8 billion • Trust and Wealth Management AUM: $1.3 billion Strong Capital Ratios • Common Equity Tier-1 Capital/RWA: 11.76% • Leverage ratio: 9.44% • Total RBC ratio: 14.11% Exceptional Asset Quality • NPAs/Assets: 0.24% • Loan 30+ days PD/Total loans: 0.62% Profitability (YTD Q2’16) • Net Income of $9.7 million • Net interest margin (TE): 3.37% • ROAA: 0.92% (annualized for period) • ROACE: 9.76% (annualized for period) Financial data as of June 30, 2016. *Includes assets acquired from First Clover Leaf Financial on 9/08/16 Headquartered in Mattoon with multiple locations throughout central and southern Illinois and metro-east St. Louis.

Over 600 people. One mission. We fulfill the financial needs of our communities with exceptional personal service, professionalism and integrity and deliver meaningful value and results for our customers and shareholders. Company Overview 4 First Mid-Illinois Bancshares, Inc. First Mid-Illinois Bank and Trust, N.A. First Clover Leaf Bank, N.A. First Mid Insurance Group Mid-Illinois Data Services, Inc.

NASDAQ listed. Russell Index member. First Mid-Illinois Bancshares, Inc. is listed and trades on NASDAQ under the ticker symbol FMBH. In 2016, First Mid was extended membership into the all-cap Russell 3000 and small- cap Russell 2000 indexes. Market Overview Market Overview* Company Name: First Mid-Illinois Bancshares, Inc. Headquarters: Mattoon, IL NASDAQ Ticker: FMBH Auditor: BKD, LLP Market Cap: $316 million Annualized Div.: Yield: $0.60 2.37% Price: $25.35 52wk Range: $21.00 - $26.50 Market Makers: Boenning & Scattergood FIG Partners Hovde Group Raymond James 5 *Market Overview data as of 9/08/16 $20.00 $21.00 $22.00 $23.00 $24.00 $25.00 $26.00 $27.00 $28.00 First Mid-Illinois Bancshares, Inc. 52-Week Price History Closing Price

History and Recognition First Mid-Illinois Bancshares has a proud 150+ year history of service to agricultural, small business and retail customers. • First National Bank of Mattoon established in 1865 • One of the oldest nationally chartered banks in the country • First Mid-Illinois Bancshares, Inc. incorporated in 1981 • Committed to our community banking heritage and mission • Publicly traded on the NASDAQ stock market since 2014 6 Achievements through Performance:

Demographics 7 Current Footprint • Footprint of 53 branches in 23 counties • Branches strategically located along major transportation routes of I-74, I-70 and I-64 East-West as well as I-57 North-South • Clusters of branches are located in and around cities such as St. Louis, Peoria, Champaign-Urbana, Decatur, Mount Vernon and Carbondale • Total population approximately 2.6 million • 2016 median household income: $50,000 Key industries • Agriculture • Education • Manufacturing • Health care Unemployment rates • IL: 5.6% • MO: 5.2% • US: 5.0% Source: SNL Market data as of July 2016 Unemployment data as of July 2016

First Mid-Illinois Bancshares, Inc.

Market Share

Diverse market segments with economies based on agriculture, manufacturing, education and services

- Top employers in the region include a diverse range of operations such as Ameren, Caterpillar, State Universities, Sarah Bush Lincoln Health Center, Rural King, and Continental Tire North America
- First Mid ranks in the Top 10 for market share in 19 of the 23 counties served and ranks in the Top 5 in over 60% of those markets

Operating Market

Rank	Institution	Parent City	State	# of Branches		As of June 30, 2015 Total Deposits ($000s)	Market Share (%)
1	Commerce Bancshares Inc.	Kansas City	MO	43	$	5,637,900	8.83%
2	U.S. Bancorp	Minneapolis	MN	84	$	5,499,096	8.61%
3	Bank of America Corp.	Charlotte	NC	34	$	4,554,143	7.13%
4	First Busey Corp.	Champaign	IL	33	$	3,463,994	5.42%
5	PNC Financial Services Group Inc.	Pittsburgh	PA	51	$	3,161,925	4.95%
6	Regions Financial Corp.	Birmingham	AL	63	$	2,918,267	4.57%
7	**First Mid-Illinois Bancshares Inc.**	**Mattoon**	**IL**	**53**	**$**	**2,237,822**	**3.50%**
8	Enterprise Financial Services Corp	Clayton	MO	4	$	1,785,517	2.80%
9	Fifth Third Bancorp	Cincinnati	OH	3	$	1,507,330	2.36%
10	Banc Ed Corp.	Edwardsville	IL	20	$	1,482,879	2.32%
11	First Banks Inc.	Clayton	MO	31	$	1,396,024	2.19%
12	Midland States Bancorp Inc.	Effingham	IL	16	$	1,339,686	2.10%
13	Central Banco. Inc.	Jefferson City	MO	10	$	1,020,653	1.60%
14	JPMorgan Chase & Co.	New York	NY	10	$	984,749	1.54%
15	Stupp Bros. Inc.	Saint Louis	MO	10	$	894,271	1.40%
16	First Co Bancorp Inc.	Collinsville	IL	13	$	844,995	1.32%
17	Heartland Bancorp Inc.	Bloomington	IL	18	$	735,011	1.15%
18	Reliance Bancshares Inc.	Frontenac	MO	16	$	728,467	1.14%
19	Bank of Montreal	Toronto	-	10	$	614,248	0.96%
20	First Bankers Trustshares Inc.	Quincy	IL	5	$	522,457	0.82%
			Market Total	**1,073**	**$**	**63,880,737**	**100.00%**

*Operating Market includes all counties in which First Mid has deposit market share; Excludes State Farm Bank and Scottrade Financial Services, Inc.

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Strategic Advantages First Mid-Illinois Bancshares is able to provide strong strategic advantages in key areas: • Diverse Geographic Footprint • Demonstrated Ability to Raise Capital and Successfully Complete Acquisitions • Consistent Dividends to Shareholders (Since 1879) • Experienced Management with Track Record of Growing Shareholder Value • Diversified Sources of Revenue • Quality Core Deposit Franchise • Outstanding Asset Quality Metrics 9

Strength Through Diversity 10 Serving the communities of central and southern Illinois and metro-east St. Louis. • 6 regions • 53 banking centers in 37 communities • Approximately $2.2 billion total deposits Regions Regions Locations Deposits Q2’16 Peoria 9 $249,662,664 Decatur/Champaign 7 114,220,654 Sullivan 7 293,355,864 Central Region 8 559,149,337 *Metro East/St. Louis 10 594,163,663 Southern Region 12 430,647,149 *TOTAL 53 $2,241,199,332 *Includes deposits acquired from First Clover Leaf Financial on 9/08/16

Capital Raises and Acquisitions 11 First Mid-Illinois Bancshares has a demonstrated ability to raise capital, close targeted acquisitions and complete successful integrations. Successful Capital Raises June 2015 Raised $29.3 million through a private placement of common stock. Approximately 90% raised via new institutional relationships. February 2011 Commenced offering of $27.5 million in Convertible Preferred Series C; Converted at $20.29 per share in May 2016. February 2009 Commenced offering of $24.6 million in Convertible Preferred Series B; Converted at $21.62 per share in November 2014. July 1992 Raised $3.1 million in Convertible Preferred Series A to effect Heartland acquisition. $- $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 $1.8 $2.0 $2.2 $2.4 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 ($Bil) Acquisitions and Asset Growth Timeline July 1992 Acquired Heartland Federal S&L ($141 mi llion in total October 1994 Acquired Downstate Bancshares, Inc. ($52 mi llion in total assets) March 1997 Acquired 1 branch from Firs t of America ($32 mi llion in total deposits) May 1999 Acquired 4 branches from Bank One Corp ($64 million in total assets) April 2001 Acquired American Bank of I l linois ($31 million in total assets) January 2002 Acquired The Checkley Agency, Inc., an insurance broker May 2006 Acquired Mansfield Bancorp, Inc. ($124 million in total assets) September 2010 Acquired 10 branches from First Bank ($321 mi llion in total assets) August 2015 Acquired 12 branches from Old National Bank ($457 mi llion in total assets) December 2015 Acquired Illiana Insurance Agency September 2016 Acquired First Clover Leaf Financial Corp. ($660 million in total assets)

Growth Through Acquisitions 12 • 7 banking centers in metro- east St. Louis and Clayton, MO • $537M Deposits • $450M Loans • Common Culture • Commitment to Community Banking • Strong Leadership

Experienced Management Team 13 Joseph R. Dively Chairman, Chief Executive Officer and President Joe joined First Mid-Illinois Bank as a Senior Executive VP and President of the Bank in 2011. He has served on the Board of First Mid-Illinois Bancshares since 2004. Prior to joining the company, he was a Senior VP and an officer of Consolidated Communications where he was employed since 2003. John W. Hedges Senior Executive Vice President, Chief Credit Officer John has been Executive VP since 1999 and Chief Credit Officer of First Mid-Illinois Bank since 2011. Prior to joining the company, he was with National City Bank in Decatur, Illinois from 1976 to 1999. Michael L. Taylor Senior Executive Vice President, Chief Financial Officer Mike has been an Executive VP since 2007 and Chief Financial Officer since 2000. Prior to joining the company, he was with AMCORE Bank in Rockford, Illinois from 1996 to 2000. Laurel G. Allenbaugh Executive Vice President, Chief Operations & IT Officer Laurel joined First Mid-Illinois Bank as Controller in 1990 and was promoted to Executive VP 1998. Bradley L. Beesley Executive Vice President, Chief Trust & Wealth Management Officer Brad joined First Mid-Illinois Bank in 2007 as Senior VP and Senior Wealth Management Officer. He assumed the role of Executive VP in February 2015. Prior to joining the company, he was Director of Wealth Management at Midland States Bank in Effingham for 9 years. Eric S. McRae Executive Vice President, Senior Lender Eric joined First Mid-Illinois Bank in 1999 and has been Executive VP and Senior Lender of First Mid-Illinois Bank since 2008. Clay M. Dean Senior Vice President, Chief Executive Officer First Mid Insurance Group Clay assumed his current role in September 2014. Previous roles with the Bank include Senior VP of Deposit Services, a position he held between 2012 and 2014 and Senior VP of Treasury Management from 2010 to 2012. Prior to joining the company, he was employed at NewAlliance Bank in New Haven, Connecticut. Rhonda R. Gatons Senior Vice President, Human Resources Rhonda joined First Mid-Illinois Bank in February 2016 as Senior VP and Director of Human Resources. She brings more than 20 years of experience in Human Resources to the First Mid organization. Prior to joining First Mid, she was Director of Human Resources at Midland States Bank in Effingham for 5 years. Amanda D. Lewis Senior Vice President, Chief Deposit Services Officer Mandy joined First Mid-Illinois Bank in 2001 and was promoted to her current role as Senior VP in September 2014. Prior to her current role she served as Director of Marketing for the Bank. Christopher L. Slabach Senior Vice President, Chief Risk Officer Chris joined First Mid-Illinois Bank in 1993 and has been a Senior VP and Risk Management Officer since 2008. Prior to joining the company, he worked for the FDIC from 1985 to 1993, ending his tenure there as a commissioned examiner.

Holly A. Bailey President, Howell Asphalt Company President, Howell Paving, Inc. Director since 2012 Chairman, Compensation Committee Robert S. Cook Managing Partner, TAR CO Investments, LLC Director since 2014 Joseph R. Dively Chairman and Chief Executive Officer Director since 2004 Steven L. Grissom Chief Executive Officer of SKL Investment Group, LLC Director since 2000 Audit Committee Financial Expert Gary W. Melvin Consultant and Director, Rural King Farm & Home Supplies Stores Director since 1990 William S. Rowland Former Chairman and Chief Executive Officer First Mid-Illinois Bancshares Director since 1991 Ray Anthony Sparks Private Investor, Sparks Investment Group, LP Senior Advisor, Mattoon Area Family YMCA Director since 1994 Lead Director Chairman, Audit Committee Mary J. Westerhold Chief Financial Officer, Madison Communications Co. Director since 2016 James E. Zimmer Owner, Zimmer Real Estate Properties, LLC Co-Founder, Bio-Enzyme Director since 2014 Setting the Tone at the Top Aligned with shareholders, dedicated to the mission and committed to measured growth, First Mid-Illinois Bancshares’ Board of Directors provide a diverse set of experiences and industry knowledge as well as strong ties to our communities. 14

Providing Value to Shareholders $0.74 $0.85 $1.05 $1.26 $1.42 $1.44 $1.51 $1.57 $1.67 $1.04 $1.07 $1.29 $1.62 $1.73 $1.85 $1.81 $0.99 $0.17 $0.19 $0.22 $0.29 $0.30 $0.33 $0.35 $0.38 $0.38 $0.38 $0.38 $0.40 $0.42 $0.46 $0.55 $0.59 $0.30 $6.03 $6.79 $7.41 $8.18 $8.49 $9.18 $8.28 $9.36 $10.09 $10.91 $9.38 $11.24 $12.68 $11.75 $15.63 $15.09 $17.01 $10.66 $9.55 $13.09 $15.09 $14.46 $16.37 $15.80 $17.01 $0.00 $5.00 $10.00 $15.00 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD 2016 TB V /S h ar e Ea rn in gs & D iv id e n d s/S h ar e Performance Timeline thru 6/30/16 Diluted EPS Dividends Per Share (Declared) Tangible Book Value Per Share *Fully Converted TBV/Share 15 First Mid-Illinois Bancshares consistently provides value to shareholders by delivering solid diluted earnings per share and returning competitive dividends. *Fully converted TBV/Share assumes conversion of Preferred Series C shares prior to actual conversion. All shares of Preferred Series C were converted to common on May 16, 2016.

Diversified Solutions and Sources of Revenue First Mid-Illinois Bank’s Trust and Wealth Management group provides a stream of non-interest income through a variety of financial products and services: – Farm Management – Investment/Brokerage through an agreement with Raymond James Financial Services, Inc. – Trust Services – Retirement Plans First Mid Insurance Group (FMIG) offers the following products to meet our communities’ needs: – Property/Casualty and Health Insurance Products for businesses – Homeowner and Personal Insurance Products – Senior Care Insurance 16 $ 1 ,7 8 1, 8 88 $ 1 ,8 1 1, 0 6 6 $ 1 ,6 3 7, 52 6 $ 1 ,7 9 5, 6 2 4 $ 2 ,1 1 2, 7 6 5 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 $2,200,000 2011 2012 2013 2014 2015 FMIG REVENUE $ 7 0 1 ,3 9 8 $ 8 2 4 ,5 4 6 $ 9 6 7 ,8 0 3 $ 1 ,0 2 8, 36 5 $ 1 ,2 0 7, 61 2 $ 1 ,2 9 1 ,0 03 $450,000 $650,000 $850,000 $1,050,000 $1,250,000 2011 2012 2013 2014 2015 Q2'16 Trust and Wealth Management AUM ($000s)

Quality Core Deposit Franchise June 30, 2016 Balance % Checking $ 805,308 47% Savings $ 335,230 20% MMDA $ 313,855 18% CD – Retail/Business $ 231,963 14% CD – Public $ 7,843 0% CD – Brokered $ 10,000 1% Total Deposits $ 1,704,199 17 Deposit Composition ($000s) Rounded to Nearest Percentage 0.66% 0.48% 0.26% 0.22% 0.19% 0.17% $500,000 $750,000 $1,000,000 $1,250,000 $1,500,000 $1,750,000 $2,000,000 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 2011 2012 2013 2014 2015 Q2'16 Cost of Deposits COD Total Deposits First Mid-Illinois Bank & Trust’s Cost of Deposits is in the 12th percentile of peer banks as reported in the 3/31/16 Uniform Bank Performance Report (UBPR). *Does not include deposits acquired from First Clover Leaf Financial on 9/08/16

Diversified Loan Portfolio 18 Loan Composition ($000s) Rounded to Nearest Percentage $ 8 6 0 ,0 74 $ 9 1 1 ,0 65 $ 9 8 2 ,8 04 $ 1 ,0 6 2 ,4 0 6 $ 1 ,2 8 1 ,8 8 9 $ 1 ,3 1 5 ,1 8 7 $700,000 $800,000 $900,000 $1,000,000 $1,100,000 $1,200,000 $1,300,000 2011 2012 2013 2014 2015 Q2'16 Total Loans ($000s) June 30, 2016 Balance % Commercial Real Estate (Nonfarm/Nonresidential) $ 445,832 33.9% Commercial & Industrial Loans $ 301,087 22.8% 1-4 Family Residential Properties $ 220,487 16.8% Agricultural Real Estate $ 122,311 9.3% Agricultural Loans $ 72,776 5.5% Multifamily Residential Properties $ 47,215 3.6% Construction & Land Development $ 33,812 2.6% Consumer Loans $ 38,049 2.9% All Other Loans $ 33,618 2.6% Total Loans $ 1,315,187 Compound Annual Growth Rate (CAGR) 2011 - 2015 = 7% (Excludes Acquisitions) *Does not include loans acquired from First Clover Leaf Financial on 9/08/16

Outstanding Asset Quality Metrics Ratios 2011 2012 2013 2014 2015 Q2’16 Non Performing Assets/ Total Assets 0.80% 0.56% 0.44% 0.30% 0.21% 0.24% Net Charge-Offs/Average Loans 0.29% 0.23% 0.08% 0.03% 0.04% 0.04% ALLL/Non Performing Loans 149.5% 155.1% 204.8% 301.4% 363.2% 327.5% Loans 30+ Days Delinquent/Total Loans 0.78% 0.69% 0.35% 0.27% 0.27% 0.28% ALLL/Total Loans 1.29% 1.29% 1.35% 1.29% 1.14% 1.15% 19 First Mid-Illinois Bancshares’ leading asset quality metrics illustrate our conservative underwriting process, robust credit analysis and discipline.

KEY FINANCIAL METRICS 20

Delivering earnings growth during difficult times Selected Income Statement Data ($000s) 2011 2012 2013 2014 2015 YTD Q2’16 Interest income $56,772 $55,767 $53,459 $54,734 $59,251 $33,862 Interest expense 8,504 6,157 3,535 3,252 3,499 1,805 Net interest income 48,268 49,610 49,924 51,482 55,752 32,057 Provision for loan losses 3,101 2,647 2,193 629 1,318 846 Net interest income after provision 45,167 46,963 47,731 50,853 54,434 31,211 Other income 15,787 18,310 19,341 18,369 20,544 13,103 Other expenses 43,053 42,838 43,504 44,507 49,248 29,314 Income before income taxes 17,901 22,435 23,568 24,715 25,730 15,000 Income taxes 6,529 8,410 8,846 9,254 9,218 5,265 Net income $11,372 $14,025 $14,722 $15,461 $16,512 $9,735 Selected Income Statement Data 21

Selected Balance Sheet Data ($000s) ASSETS 2011 2012 2013 2014 2015 Q2’16 Cash and cash equivalents $73,102 $82,712 $65,102 $51,730 $115,784 $53,072 Investment securities 492,198 514,974 488,724 431,506 629,056 643,045 Net loans 848,954 899,289 969,555 1,048,724 1,267,313 1,300,023 Other assets 86,702 81,057 82,117 75,143 102,346 123,643 Total assets $1,500,956 $1,578,032 $1,605,498 $1,607,103 $2,114,499 $2,119,783 LIABILITIES & STOCKHOLDERS’ EQUITY Deposits $1,170,734 $1,274,065 $1,287,616 $1,272,077 $1,732,568 $1,704,199 Borrowings 181,000 139,104 159,807 162,489 169,462 191,719 Other liabilities 8,255 8,176 8,694 7,621 7,460 7,245 Total liabilities 1,359,989 1,421,345 1,456,117 1,442,187 1,909,490 1,903,163 Stockholders’ equity 140,967 156,687 149,381 164,916 205,009 216,620 Total liabilities and stockholders’ equity $1,500,956 $1,578,032 $1,605,498 $1,607,103 $2,114,499 $2,119,783 Selected Balance Sheet Data Demonstrating balance sheet strength 22

Capitalization Ratio 2011 2012 2013 2014 2015 Q2’16 Leverage Ratio 8.99% 9.66% 10.12% 10.52% 9.20% 9.44% Tier 1 Risk-Based Capital 13.37% 14.51% 14.37% 14.42% 13.23% 13.09% Total Risk Based Capital 14.48% 15.65% 15.58% 15.60% 14.25% 14.11% Common Equity Tier-1 Capital to RWA 7.00% 7.54% 7.78% 10.32% 9.92% 11.76% Tangible Book Value per Common Share1 $11.24 $12.68 $11.75 $15.63 $15.09 $17.01 Tangible Book Value per Common Share (as converted)2 $15.09 $14.46 $16.37 $15.80 N/A 23 Maintaining a strong regulatory capital position 1Total common equity less goodwill and intangibles divided by shares outstanding as of period end 2Assumes Series B and C Preferred shares converted to common shares at period end for 2012 and 2013. Assumes Series C Preferred shares converted to common shares at period end for 2014 , 2015. All Series C Preferred Shares were converted to common on May 16, 2016.

Value Proposition 24 Increasing Shareholder Value Experienced Management Team and Board Diversified Revenue Streams and Proven Earnings Engine Well Positioned Balance Sheet & Strong Asset Quality 150+ year Operating Track Record Focused on all Stakeholders Ability to Raise Capital and Grow Strategically Strong Risk Management Coupled with Efficient Operations

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